                                                                   Exhibit 10.21

                             STOCKHOLDERS' AGREEMENT

      This STOCKHOLDERS' AGREEMENT dated as of February 28, 2000 (the "Agreement") is among (a) PaperExchange.com, Inc., a Delaware corporation (the "Corporation"), (b) Hilton Plein, Terrapin Holdings LLC, Kraft Group LLC, PE.com Holdings LLC, Steven Kaplan, Roger Stone, Roger Stone, as Voting Trustee for each of Matthew and Karen Kaplan, Lauren G. Stone and Jennifer Stone, Matthew Kaplan, as Voting Trustee for each of Matthew and Karen Kaplan, Lauren G. Stone and Jennifer Stone, Kent A. Dolby, Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P., Special Advisors Fund I, LLC, DBV Investments, L.P., DSCKW Irrevocable Trust and International Paper Company, and
(c) each other Person who becomes a party to this Agreement (collectively, with the parties listed in clause (b), the "Stockholders") by executing an Instrument of Accession in the form attached hereto as Schedule 1 (an "Instrument of Accession").

      WHEREAS, the holders of all of the shares of the Corporation's capital stock, which shareholdings as of the date of this Agreement and other options and warrants of the Stockholders are set forth on Schedule 2 attached hereto, wish to set forth their relative rights with regard to the transfer of the Corporation's securities and certain other matters concerning the Corporation's capital stock and to set forth their agreement as to the voting of such securities;

      NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

      ss.1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

      Affiliate. Affiliate shall mean any Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with another specified Person. The term "control," as used in the immediately preceding sentence, shall mean with respect to a corporation or limited liability company the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company, and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

      Accepting Offerees. See Section 2.6E.

      Board of Directors. Board of Directors shall mean the Board of Directors of the Corporation.

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      Common Stock. Common Stock shall mean the Corporation's common stock, par value $.001 per share.

      Corporation. See preamble.

      Drag-Along Notice. See Section 2.7.

      Drag-Along Rights. See Section 2.7.

      Family. See Section 2.2.

      Kraft. Kraft shall mean Kraft Group LLC, a Delaware limited liability company.

      ICG. ICG shall mean Internet Capital Group, Inc., a Delaware corporation.

      Initial Public Offering. See Section 3.6.

      Instrument of Accession. See preamble.

      Offer Notice. See Section 2.6B.

      Offer Period. See Section 2.6D.

      Offer Price. See Section 2.6A.

      Offered Securities. See Section 2.6.

      Offerees. See Section 2.6B.

      PEH. PEH shall mean PE.com Holdings, LLC, a Delaware limited liability company.

      Permitted Transfer. See Section 2.2.

      Person. Person shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

      Proxy. See Section 3.1.

      Purchase Offer. See Section 2.6A.

      Purchaser. See Section 2.6A.

      Right of First Refusal Offer. See Section 2.6B.

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                                      -3-


      Securities. Securities shall mean all outstanding shares of the Corporation's capital stock, including the Common Stock, whether owned on the date hereof or hereafter acquired, including upon exercise of any options, warrants or rights or upon conversion of Securities or otherwise.

      Seller. See Section 2.6.

      Stockholders. See preamble.

      Tag-Along Offer. See Section 2.6E.

      Transfers. See Section 2.1.

      ss.2. TRANSFER AND ASSIGNMENT OF SECURITIES.

      2.1 General. A Stockholder shall be entitled to transfer, assign, convey, sell, encumber or in any way alienate all or any portion of its Securities (collectively, "Transfer") only as provided in this Section 2. After the consummation of any Transfer of all or any portion of its Securities, the Securities so transferred shall continue to be subject to the terms and provisions of this Agreement and any further Transfers shall be required to comply with all the terms and provisions of this Agreement.

      2.2 Permitted Transfers. A Stockholder shall be entitled to engage in the following Transfers, each of which may be undertaken and consummated without compliance with the restrictions set forth in Section 2.6: (i) Transfers to a Stockholder's Family (as defined in this Section 2.2 below), including without limitation, Transfers to Family for estate planning purposes; (ii) Transfers by Kraft or any Affiliate of Kraft; (iii) Transfers by ICG to the extent required to perfect security interests of its institutional lenders under credit agreements, if ICG becomes a Stockholder; (iv) Transfers by PEH to ICG; and (v) Transfers to Affiliates (each a "Permitted Transfer" and collectively the "Permitted Transfers"). With respect to any Permitted Transfer by Kraft or any Affiliate of Kraft, solely pursuant to clause (ii) of this Section 2.2, Kraft or any Affiliate of Kraft shall be subject to the provisions of Section 2.6C if the Securities to be transferred, individually or collectively in a single Transfer or series of related Transfers, constitute 5% or more of the Securities on a fully diluted basis. "Family" shall include only such transferor's spouse, ancestors and lineal discendants (including adoptive individuals as lineal descendents) and trusts for any such Person's or Persons' exclusive benefit.

      2.3 Restrictions on Transfer of Securities. In addition to other restrictions set forth in this Agreement, no Stockholder shall Transfer all or any portion of its Securities without compliance with all federal and state securities law.

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                                      -4-


      2.4 Conditions to Transfer. No Transfer shall be permitted hereunder unless (i) the transferee, including, but not limited to, ICG upon the completion of a Transfer from PEH pursuant to Section 2.2(iv), shall become a party to this Agreement by executing and delivering to the Corporation an Instrument of Accession, which executed Instrument of Accession shall thereupon become a part of this Agreement, (ii) the requirements of Section 2.3 relating to securities requirements hereof are met, and (iii) the transferee pays any reasonable expenses in connection with its becoming a new Stockholder. A Transfer to a new Stockholder shall not result in the release of the Stockholder who assigned the Securities from any liability that such Stockholder may have to the Corporation.

      2.5 Rights of Legal Representatives. If a Stockholder who is an individual dies or is adjudged by a court of competent jurisdiction to be incompetent to manage the Stockholder's person or property, the Stockholder's executor, administrator, guardian, conservator, or other legal representative may exercise all of the Stockholder's rights for the purpose of settling the Stockholder's estate or administering the Stockholder's property. If a Stockholder is a corporation, trust, or other entity and is dissolved or terminated, the powers of that Stockholder may be exercised by its legal representative or successor.

      2.6 Additional Rights of Purchase and Sale. In addition to the other limitations and restrictions set forth in this Section 2, no Stockholder shall Transfer all or any portion of his Securities (the "Offered Securities") unless such Stockholder (the "Seller") first complies with the provisions of this
Section 2.6. This Section 2.6 shall not apply to a Permitted Transfer.

            A. Limitation on Transfers. No Transfer may be made under this
Section 2.6 unless the Seller has received a bona fide written offer (the "Purchase Offer") from a Person (the "Purchaser") to purchase the Offered Securities for a purchase price (the "Offer Price") denominated and payable in United States dollars at closing or according to specified terms, with or without interest, which offer shall be in writing signed by the Purchaser and shall be irrevocable for a period ending no sooner than the day following the end of the Offer Period (as hereinafter defined).

            B. Offer Notice. Prior to making any Transfer that is subject to the terms of this Section 2.6, the Seller shall give to the Corporation and each other Stockholder written notice (the "Offer Notice") which shall include a copy of the Purchase Offer and an offer (the "Right of First Refusal Offer") to sell the Offered Securities to the other Stockholders (the "Offerees") for the Offer Price, payable according to the same terms as (or more favorable terms than) those contained in the Purchase Offer, provided that the Right of First Refusal Offer shall be made without regard to the requirement of any earnest money or similar deposit required of the Purchaser prior to closing, and without regard to any security (other than the

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                                      -5-


Offered Securities) to be provided by the Purchaser for any deferred portion of the Offer Price.

            C. Tag-Along Offer. If the Offered Securities (which in the case of Kraft or an Affiliate of Kraft, includes a Permitted Transfer under Section 2.2(ii)) constitute 5% or more of the Securities on a fully diluted basis, the Offer Notice shall include an offer (the "Tag-Along Offer") to the Offerees to participate in the proposed sale to the Purchaser as to a portion of the Offerees' Securities. Each Offeree shall have the right to sell a portion of his Securities pursuant to the terms of the Purchase Offer, such portion to be determined by multiplying the number of Offered Securities by a fraction, the numerator of which is the number of Securities then owned by the Offeree, and the denominator of which is the number of Securities owned by all Stockholders. To the extent an Offeree exercises his right to participate in the proposed sale to the Purchaser, the Securities that may be sold by the Seller shall be reduced proportionately.

            D. Offer Period. The Right of First Refusal Offer and the Tag-Along Offer shall be irrevocable for a period (the "Offer Period") ending at 11:59 P.M., local time at the Corporation's principal office, on the 20th day following the day of the Offer Notice.

            E. Acceptance of Offer. At any time during the first 15 days of the Offer Period, any Offeree may accept: (i) the Right of First Refusal Offer as to all or any percentage of that portion of the Offered Securities that corresponds to the ratio of his Securities to the total Securities held by all Offerees, or
(ii) the Tag-Along Offer in an amount not to exceed the maximum number of Securities with respect to which the Offeree may participate as set forth in
Section 2.6C, in each case by giving written notice of such acceptance to the Seller and the Board of Directors.

            At any time after the 15th day of the Offer Period, but within the 20 day period set forth in Section 2.6D, Offerees who had previously accepted the Right of First Refusal Offer pursuant to the previous sentence ("Accepting Offerees") may accept the Right of First Refusal Offer as to any portion of the Offered Securities that has not been previously accepted by giving written notice of such acceptance to the Seller and the Board of Directors. In the event Accepting Offerees so accept the Right of First Refusal Offer with respect to more than the balance of the Offered Securities, then the balance of the Offered Securities shall be allocated among such Accepting Offerees in proportion to their number of Securities. In the event that Offerees, in the aggregate, accept the Right of First Refusal Offer with respect to all of the Offered Securities, the Right of First Refusal Offer shall be deemed to be accepted. If Offerees do not accept the Right of First Refusal Offer as to all of the Offered Securities during the Offer Period, the Right of First Refusal Offer shall be deemed to be rejected in its entirety.

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                                      -6-


            If the Right of First Refusal Offer is deemed to be rejected in its entirety pursuant to the preceding paragraph, the Offerees nevertheless may participate in the sale to the Purchaser pursuant to their exercise of the Tag-Along Offer as set forth above, and the Offerees who accepted the Tag-Along Offer shall be treated as Accepting Offerees for purposes of this Section 2.6. If the Right of First Refusal Offer is accepted with respect to all of the Offered Securities, those Stockholders exercising the Right of First Refusal Offer shall purchase the Offered Securities as provided in this Section 2.6, and the Tag-Along Offer shall become null and void.

            F. Closing of Purchase Pursuant to Right of First Refusal Offer or Tag-Along Offer. In the event that the Right of First Refusal Offer is accepted, the closing of the sale of the Offered Securities shall take place within 30 days after the Right of First Refusal Offer is accepted or, if later, the date of closing set forth in the Purchase Offer. The Seller and all Accepting Offerees shall execute such documents and instruments as may be necessary or appropriate to effect the sale of the Offered Securities pursuant to the terms of the Right of First Refusal Offer or the Tag-Along Offer and this Section 2.6.

            G. Sale Pursuant to Purchase Offer If Right of First Refusal Offer is Rejected. If the Right of First Refusal Offer is not accepted in the manner set forth in this Section 2.6, the Seller and any Accepting Offerees who accepted the Tag-Along Offer may sell to the Purchaser an aggregate number of Securities not to exceed the Securities representing the Offered Securities at any time within 60 days after the last day of the Offer Period, provided that such sale shall be made on terms no more favorable to the Purchaser than the terms contained in the Purchase Offer and provided further that such sale complies with other terms, conditions and restrictions of this Agreement that are applicable to Transfers of Securities. In the event that the Offered Securities are not sold in accordance with the terms of the preceding sentence, the Offered Securities shall again become subject to all of the conditions and restrictions of this Section 2.6.

      2.7 Drag-Along Rights. If Kraft proposes to enter into a transaction or series of related transactions as a result of which all Securities of Kraft and its Affiliates will be transferred to one or more third parties (other than persons who are then Stockholders or Affiliates of Stockholders), Kraft shall have the right to drag-along with Kraft and its Affiliates all of the Securities then outstanding on the same terms, for the same form of consideration and for the same price per share as Kraft and its Affiliates are to receive for the Securities owned by them. This right to cause the sale of Securities of other Stockholders as set forth in this Section 2.7 shall be referred to as "Drag-Along Rights". Kraft shall exercise its Drag-Along Rights under this
Section 2.7 by delivering a notice (the "Drag-Along Notice") to all Stockholders no later than 30 days prior to the date the proposed transaction is

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                                      -7-


contemplated to close. The Drag-Along Notice shall include the following statements or information: (i) Kraft's bonafide intention to sell or transfer its Securities; (ii) the number of Securities to be sold or transferred; (iii) the price and salient terms of such sale or transfer; (iv) the name of the proposed transferee; and (v) a copy of all transaction documents in substantially final form; provided, however, that such transaction documents need only be delivered within five business days of the date the proposed transaction is contemplated to close. For purposes of this Section, if such Drag-Along Notice is served personally or by facsimile transmission, delivery shall be conclusively deemed made at the time of such personal service or at the time the notice is transmitted. If such Drag-Along Notice is given via registered mail, return receipt request, delivery shall be conclusively deemed given five (5) business days after the deposit thereof in the United States mail. If such Drag-Along Notice is given by overnight mail, delivery shall be conclusively deemed made on the next business day after mailing. If a Drag-Along Notice is given, but the transaction is not consummated within 90 days of the date of such notice, such notice will no longer be valid and a new Drag-Along Notice shall be required. If a transaction which is subject to Krafts' Drag-Along Rights is pending, a majority of the members of the Board of Directors may designate one or more representatives to act as attorney-in-fact for each Stockholder who is subject to the Drag-Along Rights, as set forth in
Section 5, and each such representative shall have the power-of-attorney (such power to be irrevocable and coupled with an interest) to execute such documents and take such actions as such representative may deem necessary or advisable in order to affect the Drag-Along Rights granted under this Section 2.7.

      2.8 Transfers of Securities in Breach of this Agreement. In the event of any Transfer of Securities in breach of this Agreement, commencing immediately upon the date of such attempted Transfer (i) such Transfer shall be void and of no effect; (ii) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Corporation to the purported transferee in respect of such Securities (all such rights to payment by the transferring Stockholder and/or the purported transferee being deemed waived); (iii) the voting rights of such Securities, if any, shall terminate; and (iv) neither the transferring Stockholder nor the purported transferee shall be entitled to exercise any rights with respect to such Securities until such Transfer in breach of this Agreement has been rescinded.

      ss.3. PROXY AND VOTING AGREEMENT.

      3.1 Proxy; Voting Agreement. (a) Each Stockholder, except Kraft, hereby grants to the Board of Directors (the "Proxy") an irrevocable proxy coupled with an interest, with full power of substitution, to vote all Securities held by such Stockholder with respect to any matter on which the Stockholder has the right to

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                                      -8-


vote or give its consent, approval or authorization or to call a meeting under the Delaware General Corporation Law, the Certificate of Incorporation or By-laws of the Corporation or this Agreement, except under Section 14 of this Agreement, with all powers that the Stockholder would possess if personally so voting, consenting, approving or authorizing and as the Proxy so chooses. This proxy will survive a Stockholder's death, incapacity or dissolution. This proxy shall expire on the earlier of (i) February 1, 2015 and (ii) the termination of this Agreement pursuant to Section 15. Each Stockholder acknowledges and agrees that this proxy is coupled with an interest sufficient in law to support an irrevocable power. Only a majority vote of the Board of Directors shall be necessary to take action as the Proxy.

      (b) Further, the Stockholders, except for Kraft, agree that they will not take any action as stockholders of the Corporation, except for Transfers pursuant to the terms of this Agreement, unless such action is first approved by the Board of Directors.

      3.2 All Securities. For the avoidance of doubt, the provisions of this Agreement shall apply to any and all Securities owned by the Stockholders on the date hereof and hereafter acquired.

      3.3 New Stockholders. Also for the avoidance of doubt, in the event that a Person becomes a party to this Agreement after the date hereof, by executing and delivering an Instrument of Accession, such Person shall be deemed to have appointed the Proxy as its proxy for purposes of Section 3.1.

      3.4 Board of Directors. (a) Notwithstanding anything herein or in the Certificate of Incorporation or By-Laws of the Corporation to the contrary but subject to amendment pursuant to Section 14, the Corporation and the Stockholders agree that with respect to any and all elections of directors of the Corporation (whether at a meeting or by written consent in lieu of a meeting), all Securities owned by the Stockholders shall be voted by the Proxy so as to fix the number of directors of the Corporation at eight (8), and to nominate and elect such eight (8) directors of the Corporation as follows:

            (i) Six (6) individuals designated by Kraft so long as Kraft is a stockholder of the Corporation; and

            (ii) Two (2) individuals designated by PEH so long as PEH is a stockholder of the Corporation or by ICG if ICG becomes a Stockholder pursuant to Section 2.2(iv) so long as ICG is a stockholder of the Corporation.

            (b) If any vacancy shall occur in the Board of Directors of the Corporation as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the

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                                      -9-


Person or Persons who, pursuant to Section 3.4(a) above, originally designated such vacating director. Each Person or Persons entitled to designate a director or a replacement for a director pursuant to this Section 3.4 shall also be entitled to designate the removal of such director with or without cause at any time, and from time to time, in its sole discretion. Each Stockholder agrees that the Proxy shall vote all Securities owned by such Stockholder in order to comply with this Section 3.4.

      3.5 Proxy's Indemnity.

            (a) The Proxy shall serve without compensation and shall have the right to incur and pay and the Corporation, at the Proxy's request, agrees to advance such reasonable expenses and charges, and to employ and pay and the Corporation, at the Proxy's request, agrees to advance payment of such agents, attorneys, and counsel as it may deem necessary and proper for carrying out this Agreement. Any such expenses and charges incurred by and due to the Proxy shall be paid by the Corporation.

            (b) The Proxy assumes no liability as a Stockholder, its interest hereunder being that of a proxy only. In voting the Securities (which it may do either in person or by proxy as aforesaid), the Proxy will vote and act in all matters in accordance with its good faith judgment and the terms of this Agreement; but it assumes no responsibility or liability in respect of any action taken by it or in pursuance of its vote so cast, and the Proxy shall not incur any responsibility or liability by reason of any error of fact or law, mistake of judgment, or of any matter or thing done or suffered or omitted to be done under this Agreement, except for its own individual willful misconduct.

            (c) The Proxy shall not be answerable for the default or misconduct of any agent or attorney appointed by it in pursuance hereof if such agent or attorney shall have been selected with reasonable care.

            (d) The Corporation hereby agrees that it will at all times protect, indemnify and save harmless the Proxy from any loss, cost or expense of any kind or character whatsoever incurred in connection with the proxies granted pursuant to Section 3.1 except those, if any, arising from the willful misconduct of the Proxy, and will at all times itself undertake, assume full responsibility for, pay and advance all costs and expenses of any suit or litigation of any character, including any proceedings before any governmental agency, with respect to the Securities or this Agreement and, if the Proxy shall be made a party thereto, the Corporation will pay and advance all costs and expenses, including counsel fees, to which the Proxy may be subject by reason thereof.

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            (e) Notwithstanding any other provision hereof, the provisions of this Section 3.5 shall survive the termination of this Agreement.

      3.6 Classes of Directors. The Corporation and the Stockholders acknowledge and agree that in connection with a proposed underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock ("Initial Public Offering"), the Certificate of Incorporation and/or By-laws of the Corporation may be amended to permit classes of directors with staggered terms and the Proxy grants the Board of Directors the right to vote all Securities held by the Stockholders (other than Kraft) in favor of such an amendment.

      ss.4. PREEMPTIVE RIGHTS. With the exception of (a) shares of Common Stock issued to employees of the Corporation pursuant to an employee option plan or other employee benefit plan approved by the Board of Directors, (b) shares of Common Stock issued upon exercise of the warrants and options set forth on
Schedule 2 attached hereto, and (c) up to 450,000 shares of Common Stock issued upon exercise of additional options issued to Kraft and/or other any persons or entities designated by Kraft, in conjunction with any proposed issuance of additional Securities to any party, each Stockholder shall have the pro rata right to acquire a pro rata number of additional Securities so that such Stockholder's proportional interest in the Corporation (without giving effect to any outstanding options or warrants or other rights to purchase) will not be diluted; provided that this preemptive right shall not apply to the extent that a Stockholder holds shares of Common Stock issued to employees of the Corporation pursuant to (or resulting from the exercise of any option granted under) an employee option plan or other employee benefit plan approved by the Board of Directors, including any such plan that replaced any similar plan of PaperExchange.com, LLC, the Delaware limited liability company from which the Corporation was converted. (For the avoidance of doubt, the option for 1,767,020 shares of Common Stock issued to Kent A. Dolby on December 20, 1999 was not issued pursuant to an employee option plan or other employee benefit plan approved by the Board of Directors.) Any exercise of preemptive rights pursuant to this Section 4 must be made within 10 days of receiving written notice of the proposed issuance of additional Securities. The Stockholders understand and agree that if a Stockholder does not exercise the preemptive rights set forth in this Section 4 in conjunction with any issuance of additional Securities, such Stockholder's ownership interest and voting rights will be diluted.

      ss.5. SPECIAL POWER OF ATTORNEY.

      A. Attorney in Fact. Each Stockholder hereby grants to the Board of Directors of the Corporation a special power of attorney irrevocably making, constituting and appointing the Board of Directors as the Stockholder's attorney in

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                                      -11-


fact, with all power and authority to act in the Stockholder's name and on the Stockholder's behalf and to execute, acknowledge and deliver and swear to in the execution, acknowledgement, delivery and filing of assignments of Securities or any other instrument or document that may be reasonably required by the Board of Directors to effect a transfer whenever a Stockholder is legally obligated to transfer such Stockholder's Securities under Section 2 of this Agreement but is unable or unwilling to execute, acknowledge, deliver or swear to an assignment of Securities necessary to effect such a transfer.

      B Irrevocable Power. The special power granted in Section 5A: (I) is irrevocable; and (ii) shall survive a Stockholder's death, incapacity or dissolution.

      C. Signatures. The Board of Directors may exercise the special power of attorney granted in Section 5A by an original or facsimile signature of one or more members of the Board of Directors of the Corporation.

      ss.6. ADDITIONAL LEGENDS. So long as any Securities are subject to the provisions hereof, all certificates or instruments representing Securities will have imprinted on them the following legend:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SHARES MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES HAS BECOME EFFECTIVE UNDER SAID ACT, OR THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE
            TERMS OF A CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF FEBRUARY 28, 2000, AMONG THE CORPORATION AND ITS STOCKHOLDERS. THE STOCKHOLDERS' AGREEMENT CONTAINS CERTAIN RESTRICTIVE PROVISIONS RELATING TO THE VOTING AND TRANSFER OF SHARES OF THE STOCK REPRESENTED HEREBY, INCLUDING AN IRREVOCABLE PROXY. A COPY OF THE STOCKHOLDERS' AGREEMENT IS ON FILE AT THE CORPORATION'S PRINCIPAL OFFICES. UPON WRITTEN REQUEST TO THE CORPORATION'S SECRETARY, A COPY OF THE STOCKHOLDERS' AGREEMENT WILL BE PROVIDED

            WITHOUT CHARGE TO APPROPRIATELY INTERESTED PERSONS."

      ss.7. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      ss.8. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

      ss.9. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Corporation and the Stockholders and their respective successors and assigns.

      ss.10. NEW STOCKHOLDERS. Except for issuance of Securities to any Person who is a Stockholder prior to giving effect to such issuance, the Corporation will not issue any shares of capital stock or any rights to purchase the same or enter into any commitment, conditional or otherwise, to do so unless the holder or transferee of such stock or commitment shall have first executed an Instrument of Accession.

      ss.11. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

      ss.12. REMEDIES. The Stockholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

      ss.13. NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by telecopier, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid to the recipient (a) if to any Stockholder, at the address listed for such Stockholder in the stock records of the Corporation, and (b) if to the Corporation, to PaperExchange.com, Inc., 545 Boylston Street, 8th Floor, Boston, Massachusetts 02116, Attention: President. Any such notice shall be effective (i) if delivered personally or by telecopier, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, five days after being mailed as described above. The Corporation agrees to make available to each Stockholder upon request an address list of all Stockholders to ensure correct delivery of all notices hereunder.

      ss.14. AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective against either of the Corporation or the Stockholders unless such modification, amendment or waiver is approved in writing by Stockholders owning 51% or more of the Securities; provided that the approval of Kraft and PEH (so long as PEH is a stockholder of the Corporation or ICG, if ICG becomes a Stockholder pursuant to Section 2.2(iv), so long as ICG is a stockholder of the Corporation) or, if PEH, subject to the immediately preceding parenthetical, does not so approve, the approval of Stockholders owning 80% or more of the Securities, shall be required in connection with any modification, amendment or waiver to Sections 2.2, 2.6, 3.4, 4 or 14 or any modification, amendment or waiver to Section 2.7 that would make the drag-along rights described therein applicable to transfers to persons who are then Stockholders or Affiliates of Stockholders; provided further that any modification, amendment or waiver shall require the approval of Kraft so long as Kraft is a stockholder of the Corporation. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

      ss.15. TERMINATION. This Agreement will terminate upon the completion of any voluntary or involuntary liquidation or dissolution of the Corporation or upon an Initial Public Offering.

      ss.16. LOCKUP AGREEMENT. Each Stockholder, if requested by the Corporation or an underwriter of any Securities, shall agree not to sell or otherwise transfer or dispose of any Securities held by such Stockholder for a specified period of time (not to exceed 180 days unless otherwise agreed to) following the effective date of a registration statement. Such agreement shall be in writing in a form reasonably satisfactory to the Corporation and such underwriter. Such agreement shall be applicable only to the registration statement of the Corporation that covers Securities to be sold on its behalf to the public in the initial underwritten public offering.

      ss.17. GOVERNING LAW. THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION OF THE RIGHTS AND DUTIES OF THE BOARD OF DIRECTORS AND THE STOCKHOLDERS.

      ss.18. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Agreement on the day and year first above written.

                                    PAPEREXCHANGE.COM, INC.

                                    By: /s/ Kent A. Dolby
                                        ----------------------------------------
                                        Kent A. Dolby
                                        President


                                    STOCKHOLDERS:

                                    /s/ Hilton Plein
                                    ----------------------------------
                                    HILTON PLEIN


                                    TERRAPIN HOLDINGS LLC

                                    By: /s/ Jason Weiss
                                        ----------------------------------------
                                        Name: Jason Weiss
                                        Title: Manager


                                    KRAFT GROUP LLC,

                                    By: Kraft Family Inc., Its Managing Member

                                    By: /s/ Robert K. Kraft
                                        ----------------------------------------
                                        Robert K. Kraft
                                        President

                                    PE.COM HOLDINGS LLC

                                    By: /s/ Gregory W. Haskell
                                        ----------------------------------------
                                        Name: Gregory W. Haskell
                                        Title: Director

                                    /s/ Steven Kaplan
                                    ----------------------------------
                                        Steven Kaplan

                                    /s/ Roger Stone
                                    ----------------------------------
                                        Roger Stone

                                    /s/ Roger Stone
                                    ----------------------------------
                                        Roger Stone, as Voting Trustee for each
                                        of Matthew and Karen Kaplan, Lauren G.
                                        Stone and Jennifer Stone

                                    /s/ Matthew Kaplan
                                    ----------------------------------
                                        Matthew Kaplan, as Voting Trustee for
                                        each of Matthew and Karen Kaplan, Lauren
                                        G. Stone and Jennifer Stone

                                    /s/ Kent A. Dolby
                                    ----------------------------------
                                        Kent A. Dolby

                                    MADISON DEARBORN CAPITAL
                                    PARTNERS III, L.P.,

                                    By: Madison Dearborn Partners III, L.P.,
                                        its general partner

                                        By: Madison Dearborn Partners, LLC, its
                                            general partner

                                            By: /s/ Samuel M. Mencoff
                                                --------------------------------
                                                Samuel M. Mencoff
                                                Managing Director


                                    MADISON DEARBORN SPECIAL
                                    EQUITY III, L.P.,

                                    By: Madison Dearborn Partners III, L.P.,
                                        its sole general partner

                                        By: Madison Dearborn Partners, LLC, its
                                            sole general partner

                                            By: /s/ Samuel M. Mencoff
                                                --------------------------------
                                                Samuel M. Mencoff
                                                Managing Director


                                    SPECIAL ADVISORS FUND I, LLC,

                                    By: Madison Dearborn Partners, LLC,
                                        its manager

                                        By: /s/ Samuel M. Mencoff
                                            ------------------------------------
                                            Samuel M. Mencoff
                                            Managing Director

                                    DBV INVESTMENTS, L.P.,

                                    By: DRT Capital, L.L.C.,
                                        its general partner

                                        By: /s/ John Phelan
                                            ------------------------------------
                                        Name: John Phelan
                                              ----------------------------------
                                        Title: Manager
                                               ---------------------------------


                                    DSCKW IRREVOCABLE TRUST

                                    By: /s/ A. Parafestas
                                        ----------------------------------------
                                        Anastasios Parafestas, Trustee


                                    INTERNATIONAL PAPER COMPANY

                                        By: /s/ C. Cato Early
                                            ------------------------------------
                                        Name: C. Cato Early
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                                                      Schedule 1

                             Instrument of Accession

      The undersigned, ____________________, in order to become the owner or holder of ________ shares of Common Stock, $.001 par value per share (the "Shares"), of PaperExchange.com, Inc., a Delaware corporation, hereby agrees to become a Stockholder party to that certain Stockholders' Agreement, dated as of February __, 2000 (the "Stockholders' Agreement"), a copy of which is attached hereto. The undersigned acknowledges that the Shares constitute shares of "Securities" and the undersigned shall be a "Stockholder" under and as defined in the Stockholders' Agreement. This Instrument of Accession shall become a part of such Stockholders' Agreement.

      Executed as of the date set forth below under the laws of the State of Delaware.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------
                                                 -------------------------------
                                                 -------------------------------

                                        Date:
                                              ----------------------------------

Accepted:

PAPEREXCHANGE.COM, INC.


By:
    ----------------------
Date:
      --------------------